Other Financial Instruments, Derivatives And Currency Risk	12 Months Ended
Dec. 31, 2011
Other Financial Instruments, Derivatives And Currency Risk [Abstract]
Other Financial Instruments, Derivatives And Currency Risk

38 Other financial instruments, derivatives and currency risk

The Company does not purchase or hold financial derivative instruments for trading purposes. Assets and liabilities related to derivative instruments are disclosed in note 16, "Other current assets" and note 22, "Accrued liabilities". Currency fluctuations may impact the Company's financial results. The Company has a structural currency mismatch between costs and revenue, as a high proportion of its production, administration and research and development costs is denominated in euro while a higher proportion of its revenue is denominated in U.S. dollars or U.S. dollar-related currencies. In addition, the U.S. dollar-denominated debt held by our Dutch subsidiary which has a euro functional currency may generate adverse currency results in income as well depending on the exchange rate movement between the euro and U.S. dollar.

The Company's transactions are denominated in a variety of currencies. The Company uses financial instruments to reduce its exposure to the effects of currency fluctuations. The Company generally hedges foreign currency exposures in relation to transaction exposures, such as receivables/payables resulting from such transactions and part of anticipated sales and purchases. The Company generally uses forwards to hedge these exposures.

Changes in the fair value of foreign currency accounts receivable/payable as well as changes in the fair value of the hedges of accounts receivable/payable are reported in the statement of operations under cost of revenue. Cash flow hedge accounting for foreign currency risk is not applied. In addition, the U.S. dollar-denominated debt held by our Dutch subsidiary with functional currency euro which may generate adverse currency results in our financial income and expenses, has been partly mitigated by the application of net investment hedge accounting. In accordance with the provisions in ASC 815, "Derivatives and Hedging", the Company has begun to apply net investment hedging since May 2011. The U.S. dollar exposure of our net investment in U.S. dollar functional currency subsidiaries of $1.7 billion has been hedged by our U.S. dollar denominated bonds. These instruments are assumed to be highly effective. Foreign currency gains or losses on these U.S. dollar bonds that are recorded in a euro functional currency entity that are designated as, and to the extent they are effective, as, a hedge of the net investment in our U.S. dollar foreign entities are reported as a translation adjustment in other comprehensive income within equity, and offset in whole or in part the foreign currency changes to the net investment that are also reported in other comprehensive income.

Derivative instruments relate to

•	hedged balance sheet items,

•	hedged anticipated currency exposures with a duration of up to 12 months.

The fair value of our derivative assets at the end of 2011 amounted to $2 million (2010: $4 million) whereas the fair value of our derivative liabilities amounted to $3 million (2010: $6 million) and are included in other current assets and accrued liabilities, respectively, in the consolidated balance sheets.

Currency risk

A higher proportion of our revenue is in U.S. dollars or U.S. dollar-related currencies, compared to our costs. Accordingly, our results of operations may be affected by changes in foreign currency exchange rates, particularly between the euro and U.S. dollar. A strengthening of the euro against U.S. dollar during any reporting period will reduce operating income of the Company.

It is the Company's policy that transaction exposures are hedged. Accordingly, the Company's organizations identify and measure their exposures from transactions denominated in other than their own functional currency.

We calculate our net exposure on a cash flow basis considering balance sheet items, actual orders received or made and anticipated revenue and expenses.

Committed foreign currency exposures are required to be fully hedged using forward contracts. The net exposures related to anticipated transactions are hedged with a combination of forward transactions up to a maximum tenor of 12 months and a cash position in both euro and U.S. dollar. The U.S. dollar bonds serve as a hedge on the U.S. dollar net investment basis held by the euro functional currency entity to align the accounting with the economic reality. The Company has applied net investment hedging since May, 2011. The U.S. dollar exposure of the net investment in U.S. dollar functional currency subsidiaries of $1.7 billion has been hedged by our U.S. dollar-denominated notes. As a result in 2011 a charge of $203 million was recorded in other comprehensive income, relating to the foreign currency result on the U.S. dollar notes that are recorded in a euro functional currency entity. Absent the application of net investment hedging this amount would have been recorded as a loss within financial income (expense) in the consolidated statement of operations. No amounts resulting from ineffectiveness of net investment hedge accounting were recognized in the consolidated statement of operations in 2011.

The table below outlines the foreign currency transactions outstanding per December 31, 2011:

($ in millions)	Aggregate Contract Amount buy/(sell)(1)	Weighted Average Tenor (in months)	Currency Risk
Foreign currency forward contracts(1) (2) :

U.S. dollar / Euro	6.6	1.4	(1.0)
Pound Sterling / U.S. dollar	8.2	2.6	(0.2)
Pound Sterling / Euro	4.0	1.4	0.0
Japanese Yen / Euro	9.5	1.1	0.0
Singapore dollar / U.S. dollar	23.5	2.4	(0.3)
Taiwan dollar / U.S. dollar	20.0	1.2	(0.0)
Thai Baht / U.S. dollar	4.0	0.2	(0.0)
Singapore dollar / Euro	2.0	1.4	0.0
Swiss franc / Euro	0.8	1.4	0.0
Japanese Yen / U.S. dollar	0.3	0.4	0.0
Indian Rupee / U.S. dollar	0.2	1.8	0.0

(1)	U.S. dollar equivalent
(2)	Excluding the fair value of short-term liquidity swap transactions which were not material

Interest rate risk

The Company has significant outstanding debt, which creates an inherent interest rate risk. On October 12, 2006, the Company issued several series of notes with maturities ranging from 7 to 9 years and a mix of floating and fixed rates. Through a combination of several private and open market transactions the long-term debt level was reduced during 2009. We also did a private offer to exchange existing unsecured and secured notes for new U.S. dollar and euro-denominated super priority notes. In 2011, our long-term debt level decreased by $381 million through various long term debt financing transactions, open market transactions and exchange rate differences. All outstanding 2014 Dollar Fixed Rate Notes were redeemed for $362 million.

A covenant term loan due in 2017 was issued for $500 million whereas $100 million of 2013 Dollar Floating Rate Secured Notes together with €143 million of 2013 Euro Floating Rate Secured Notes were redeemed. Several open market transactions led to a reduction in principal amount of: Euro denominated Senior Notes 2015 of €32 million, U.S. dollar denominated Senior Notes 2015 of $96 million and U.S. dollar denominated Senior Secured Notes 2018 of $78 million.

In a private transaction, $615 million of Floating Rate Secured Notes 2016 were issued in exchange for €202 million of Euro Floating Rate Secured Notes 2013, $257 million of USD Floating Rate Secured Notes 2013 and cash consideration of $71 million, the latter which has been used in combination with cash to redeem $76 million of USD Floating Rate Secured Notes 2013.

A second covenant term loan due in 2017 for $500 million was issued and used to redeem $275 million of USD Floating Rate Secured Notes 2013 and €150 million of EUR Floating Rate Secured Notes 2013

The euro and U.S. dollar-denominated notes outstanding on December 31, 2011 represent 13% and 87%, respectively, of the total notes outstanding.

The following table summarizes the outstanding notes as of December 31, 2011:

	Principal amount*	Fixed/ floating	Current coupon rate	Maturity date
Super Priority Notes	€29	Fixed	10.0%	2013
Super Priority Notes	$221	Fixed	10.0%	2013
Senior Secured Notes	$922	Fixed	9.75%	2018
Senior Secured Notes	$615	Floating	5.93%	2016
Senior Secured Notes	€142	Floating	4.32%	2013
Senior Secured Notes	$58	Floating	3.15%	2013
Senior Notes	€203	Fixed	8.63%	2015
Senior Notes	$510	Fixed	9.50%	2015
2017 Term Loan Tranche 1	$496	Floating	4.50%	2017
2017 Term Loan Tranche 2	$499	Floating	5.50%	2017

*	amount in millions

A sensitivity analysis in relation to our long-term debt shows that if interest rates were to increase by 1% from the level of December 31, 2011 with all other variables held constant, the annualized interest expense would increase by $14 million. If interest rates were to decrease by 1% from the level of December 31, 2011 with all other variables held constant, the annualized interest expense would decrease by $9 million. This impact is based on the outstanding debt position as of December 31, 2011.